UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 18, 2021

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road, Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)) Securities registered pursuant to

Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2021, the stockholders of Harvard Bioscience, Inc. (the “Company”) approved and adopted the Harvard Bioscience, Inc. 2021 Incentive Plan (the “2021 Incentive Plan”) at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”). A detailed description of the 2021 Incentive Plan is included under the heading “Proposal 3: Adoption and Approval of the Harvard Bioscience, Inc. 2021 Incentive Plan” in the definitive proxy statement filed in connection with the Annual Meeting with the Securities and Exchange Commission (the “SEC”) on April 8, 2021, which description is incorporated herein by reference. The description of the 2021 Incentive Plan is qualified in its entirety by reference to the full text of the 2021 Incentive Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2021, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) the election of one Class III Director, for a three-year term, such term to continue until the annual meeting of stockholders in 2024 and until such director’s successor is duly elected and qualified or until his earlier resignation or removal, (ii) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) the adoption and approval of the 2021 Incentive Plan, and (iv) the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers. The voting results for the matters submitted to a stockholder vote at the Annual Meeting are reported below.

Proposal 1 - Election of Directors

Alan Edrick was elected as the Class III Director for a three-year term, such term to continue until the annual meeting of stockholders in 2024 and until his successor is duly elected and qualified or until his earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Edrick	28,081,962	2,127,078	4,368,241

Proposal 2 –Ratification of the Appointment of Grant Thornton LLP

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. There were no broker non-votes on this proposal. The results of the ratification were as follows:

Votes For	Votes Against	Votes Abstained
34,560,445	15,078	1,758

Proposal 3 – Approval of the 2021 Incentive Plan

The 2021 Incentive Plan was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,374,490	814,653	19,897	4,368,241

Proposal 4 – Approval, by Non-Binding Advisory Vote, of the Compensation of the Named Executive Officers

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,916,663	261,382	30,995	4,368,241

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Harvard Bioscience, Inc. 2021 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: May 19, 2021	By:	/s/ James Green
James Green
Chief Executive Officer